ABDO, EICK &MEYERS, LLP
Grandview Square
5201 Eden Avenue, Suite 370
Edina, Minnesota 55436
952-835-9090

INDEPENDENT AUDITOR’S REPORT

To the Partners
Arboretum Villages Limited Partnership
Minneapolis, Minnesota

We have audited the accompanying balance sheets of Arboretum Villages Limited Partnership (the Partnership), a Minnesota limited partnership, as of December 31, 2002 and 2001 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report (shown on pages 10-13) is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

ABDO, EICK & MEYERS,LLP
Certified Public Accountants

January 13, 2003
Minneapolis,Minnesota

[GRAPHIC OMITTED][GRAPHIC OMITTED]

INDEPENDENT AUDITORS’ REPORT

To the Partners
Bartley Manor Limited Partnership
Middleton, Wisconsin

We have audited the accompanying balance sheets of Bartley Manor Limited Partnership as of December 31, 2002 and 2001, and the related statements of income and partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bartley Manor Limited Partnership as of December 31, 2002 and 2001, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 15, 2003, on our consideration of the partnership’s internal control, and reports dated January 15, 2003, on its compliance with specific requirements applicable to the major and nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Virchow, Krause & Company, LLP
Madison, Wisconsin
January 15, 2003

Ten Terrace Court o PO Box 7398 o Madison, WI 53707-7398 o Tel 608.249.6622 o Fax 608.249.8532 o www.virchowkrause.com
Virchow, Krause & Company, LLP
Certified Public Accountants & Consultants o An Independent Member of Baker Tilley International

Jansen, Furgason & Valk, PC
555 W. Crosstown Parkway, Suite 101
Kalamazoo, MI 49008

REPORT OF INDEPENDENT AUDITORS

To the Partners
Briar Crest Apartments I

We have audited the accompanying balance sheets of Briar Crest Apartments I, FHA Project No. 047-44061 LDP/SUP (a limited partnership) as of December 31, 2002 and 2001, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briar Crest Apartments I as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 15, 2003 on our consideration of the project’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The accompanying supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Briar Crest Apartments I. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Jansen Furgason and Valk, PC

January 15, 2003

Jansen, Furgason & Valk, PC
555 W. Crosstown Parkway, Suite 101
Kalamazoo, MI 49008

REPORT OF INDEPENDENT AUDITORS

To the Partners
Briar Crest Apartments II

We have audited the accompanying balance sheets of Briar Crest Apartments II, FHA Project No. 047-44087 LDP/SUP (a limited partnership) as of December 31, 2002 and 2001, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briar Crest Apartments II as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 15, 2003 on our consideration of the project’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The accompanying supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Briar Crest Apartments II. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Jansen Furgason and Valk, PC

January 15, 2003

Jansen, Furgason & Valk, PC
555 W. Crosstown Parkway, Suite 101
Kalamazoo, MI 49008

REPORT OF INDEPENDENT AUDITORS

To the Partners
Briar Hills Townhouses

We have audited the accompanying balance sheets of Briar Hills Townhouses, FHA Project No. 047-44090 LDP/SUP (a limited partnership) as of December 31, 2002 and 2001, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briar Hills Townhouses as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 15, 2003 on our consideration of the project’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The accompanying supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Briar Hills Townhouses. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Jansen Furgason and Valk, PC

January 15, 2003

Mueller, Prost, Purk & Willbrand
 1304 Brentwood Blvd., Suite 1700
St. Louis, MO 63117
314-862-2070

To the Partners
Heritage Estates I Limited Partnership
St. Louis, Missouri

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying balance sheets of Heritage Estates I Limited Partnership, (A Missouri Limited Partnership) HUD Project No. 085-35179-PM (the “Partnership”) as of December 31, 2002 and 2001, and the related statements of profit and loss, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with U.S. generally accepted auditing standards and U.S. Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heritage Estates I Limited Partnership, as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ capital and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

In accordance with U.S. Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 16, 2003, on our consideration of Heritage Estates I Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with U.S. Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data as listed in the accompanying table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Mueller, Prost, Purk & Willbrand, Certified Public Accountants

January 16, 2003
St. Louis, MO

Mueller, Prost, Purk & Willbrand
 1304 Brentwood Blvd., Suite 1700
St. Louis, MO 63117
314-862-2070

To the Partners
Heritage Estates Associates Phase II
St. Louis, Missouri

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying balance sheets of Heritage Estates Associates Phase II, (A Missouri Limited Partnership) HUD Project No. 085-35193-PM (the “Partnership”) as of December 31, 2002 and 2001, and the related statements of profit and loss, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and U.S. Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heritage Estates Associates Phase II, as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with U.S. Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 16, 2003, on our consideration of Heritage Estates Associates Phase II’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with U.S. Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data as listed in the accompanying table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Mueller, Prost, Purk & Willbrand, Certified Public Accountants

January 16, 2003
St. Louis, MO

BROWDER & ASSOCIATES, P.C.
CERTIFED PUBLIC ACCOUNTANTS
2320 HIGHLAND AVENUE SOUTH, SUITE 290
BIRMINGHAM, ALABAMA 35205-2900

_________________

TELEPHONE (205) 933-6855
FACSIMILE (205) 930-9486

Member of:
    Alabama Society of CPAs
    American Institute of CPAs
    Private Companies Practice Section
    SEC Practice Section

Independent Auditor’s Report

To the owners of Highland Manor

We have audited the accompanying balance sheet of Highland Manor, Project No. 062-35147-PM-EC-WAH, as of December 31, 2002, and the related statements of profit and loss, changes in owners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2002 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 24, 2003 on our consideration of the Project’s internal controls and on out tests of its compliance with certain laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplementary information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama	Federal Employer Identification Number:
January 24, 2003	63-0986156
Audit Principal: E.O. Browder, Jr

BROWDER & ASSOCIATES, P.C.
CERTIFED PUBLIC ACCOUNTANTS
2320 HIGHLAND AVENUE SOUTH, SUITE 290
BIRMINGHAM, ALABAMA 35205-2900

_________________

TELEPHONE (205) 933-6855
FACSIMILE (205) 930-9486

Member of:
    Alabama Society of CPAs
    American Institute of CPAs
    Private Companies Practice Section
    SEC Practice Section

Independent Auditor’s Report

To the Partners of Highland Manor	HUD Field Office Director
Birmingham, Alabama	Birmingham, AL

We have audited the accompanying balance sheet of Highland Manor (the Project), Project No. 062-35147-PM-EC-WAH, as of December 31, 2001, and the related statements of profit and loss, changes in owners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2001 and the results of its operations, changes in owners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 9, 2002 on our consideration of the Project’s internal controls and reports dated January 9, 2002 on its compliance with laws and regulations applicable to the basic financial statements, and specific requirements applicable to the nonmajor HUD program.and specific requirements applicable to the nonmajor HUD program.and specific requirements applicable to the nonmajor HUD program.Error! Reference source not found. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama	Federal Employer Identification Number:
January 24, 2003	63-0986156
Audit Principal: E.O. Browder, Jr

Jansen, Furgason & Valk, PC
555 W. Crosstown Parkway, Suite 101
Kalamazoo, MI 49008

REPORT OF INDEPENDENT AUDITORS

To the Partners
Indian Hills Townhouses

We have audited the accompanying balance sheets of Indian Hills Townhouses, FHA Project No. 047-44097 LDP/SUP (a limited partnership) as of December 31, 2002 and 2001, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Indian Hills Townhouses as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 15, 2003 on our consideration of the project’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The accompanying supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Indian Hills Townhouses. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Jansen Furgason and Valk PC

January 15, 2003

BROWDER & ASSOCIATES, P.C.
CERTIFED PUBLIC ACCOUNTANTS
2320 HIGHLAND AVENUE SOUTH, SUITE 290
BIRMINGHAM, ALABAMA 35205-2900

_________________

TELEPHONE (205) 933-6855
FACSIMILE (205) 930-9486

Member of:
    Alabama Society of CPAs
    American Institute of CPAs
    Private Companies Practice Section
    SEC Practice Section

Independent Auditor’s Report

To the Partners of Lakewood Apartments
Eufaula, Alabama	RECD State Director

We have audited the accompanying balance sheet of Lakewood Apartments (the Project), Project No. 01-03-1331968, as of December 31, 2002 and 2001, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U. S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards we have also issued our reports dated January 10, 2003 on our consideration of the Project’s internal controls and on its compliance with laws and regulations applicable to the basic financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report are presented for the purpose of additional analysis and are not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama	Federal Employer Identification Number:
January 10, 2003	63-0986156
Audit Principal: E.O. Browder, Jr

INDEPENDENT AUDITORS’ REPORT

To the Partners
Meadowlanes-II Associates Limited
   Dividend Housing Association

        We have audited the accompanying balance sheet of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership), MSHDA Development No. 38, as of December 31, 2002 and the related statements of income, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership) at December 31, 2002, and the results of its operations, changes in partners’ equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

        In accordance with Government Auditing Standards, we have also issued our report dated January 20, 2003 on our consideration of Meadowlanes-II Associates Limited Dividend Housing Association’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

        Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 21 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements.

Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

REZNICK FEDDER AND SILVERMAN

Bethesda, Maryland
January 20, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners
Meadowlanes-II Associates Limited
   Dividend Housing Association

        We have audited the accompanying balance sheet of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership), MSHDA Development No. 38, as of December 31, 2001 and the related statements of profit and loss, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership) at December 31, 2001, and the results of its operations, changes in partners’ equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

        In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2002 on our consideration of Meadowlanes-II Associates Limited Dividend Housing Association’s internal control and a report dated January 22, 2002 on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

        Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 20 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

REZNICK FEDDER AND SILVERMAN

Bethesda, Maryland
January 22, 2002

Suby, Von Haden &Associates, S.C.
1221 John Q. Hammonds Drive, PO Box 44966	(608) 831-8181
Madison, WI 53744-4966	fax: (608) 831-4243

INDEPENDENT AUDITOR’S REPORT

To the Partners
Pebble Valley Housing Partners Limited Partnership
Madison, Wisconsin

We have audited the accompanying balance sheets of HUD Project No. 075-35310-PM/L8 of Pebble Valley Housing Partners Limited Partnership as of December 31, 2002 and 2001, and the related statements of loss, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in the Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pebble Valley Housing Partners Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ deficit and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 16, 2003, on our consideration of Pebble Valley Housing Partners Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants: Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

January 16, 2003

Audit firm: Suby, Von Haden &Associates, S.C.
Lead auditor: Glen E. Weyenberg, CPA
Title: Principal
ID #39-1203191
E-mail: weyenbergg@sva.com

ELKO & ASSOCIATES, LTD.
2 WEST BALTIMORE AVENUE, SUITE 210
MEDIA, PA 19063
(610) 565-3930

INDEPENDENT AUDITORS’ REPORT

Victorian Towers Associates
Camden, New Jersey

        We have audited the accompanying balance sheets of Victorian Towers Associates (a limited partnership) as of December 31, 2002 and 2001, and the related statements of operations, partners’ capital (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Victorian Towers Associates as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

        In accordance with Government Auditing Standards, we have also issued reports dated January 24, 2003 on our consideration of Victorian Towers Associates’ internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

        Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information listed in the Table of Contents is presented for purposes of additional analysis and is not a required part of the basic financial statements. This supplemental information is the responsibility of the Partnership’s management. Such information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

by: /s/ Elko & Associates Ltd.

January 24, 2003

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

INDEPENDENT AUDITORS’ REPORT

To the Partners
VILLA MIRAGE I
(A Limited Partnership)
San Bernardino, California

We have audited the accompanying balance sheet of Villa Mirage I (A Limited Partnership), California Housing Finance Agency Development Number 83-12-S, as of December 31, 2002, and the related statements of operations, changes in partners’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage I (A Limited Partnership), California Housing Finance Agency Development Number 83-12-S as of December 31, 2002, and the results of its operations and the changes in partners’ deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 9, 2003 on our consideration of Village Mirage I’s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 9, 2003

Lead Auditor: Robert Kozak	EIN: 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

INDEPENDENT AUDITORS’ REPORT

To the Partners
VILLA MIRAGE I
(A Limited Partnership)
San Bernardino, California

We have audited the accompanying balance sheet of Villa Mirage I (A Limited Partnership), California Housing Finance Agency Development Number 83-12-S, as of December 31, 2001, and the related statements of operations, changes in partners’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage I (A Limited Partnership), California Housing Finance Agency Development Number 83-12-S as of December 31, 2001, and the results of its operations and the changes in partners’ deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 16, 2002 on our consideration of Village Mirage I’s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 16, 2002

Lead Auditor: Robert Kozak	EIN: 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

INDEPENDENT AUDITORS’ REPORT

To the Partners
VILLA MIRAGE II (A Limited Partnership)
San Bernardino, California

We have audited the accompanying balance sheet of Villa Mirage II (A Limited Partnership), California Housing Finance Agency Development Number 81-26-S, as of December 31, 2002, and the related statements of operations, changes in partners’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage II (A Limited Partnership) as of December 31, 2002, and the results of its operations, changes in partners’ deficit and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have issued reports dated January 9, 2003 on our consideration of Villa Mirage II’s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 9, 2003

Lead Auditor: Robert Kozak	EIN: 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

INDEPENDENT AUDITORS’ REPORT

To the Partners
VILLA MIRAGE II (A Limited Partnership)
San Bernardino, California

We have audited the accompanying balance sheet of Villa Mirage II (A Limited Partnership), California Housing Finance Agency Development Number 81-26-S, as of December 31, 2001, and the related statements of operations, changes in partners’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage II (A Limited Partnership) as of December 31, 2001, and the results of its operations, changes in partners’ deficit and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have issued reports dated January 16, 2002 on our consideration of Villa Mirage II’s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 16, 2002

Lead Auditor: Robert Kozak	EIN: 54-1639552

INDEPENDENT AUDITORS’ REPORT

To the Partners
Village Green of Wisconsin Limited Partnership
Middleton, Wisconsin

We have audited the accompanying balance sheets of Village Green of Wisconsin Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations and partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Green of Wisconsin Limited Partnership as of December 31, 2002 and 2001, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 15, 2003, on our consideration of the partnership’s internal control, and reports dated January 15, 2003, on its compliance with specific requirements applicable to the major and nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Virchow, Krause & Company, LLP
Madison, Wisconsin
January 15, 2003

Ten Terrace Court o PO Box 7398 o Madison, WI 53707-7398 o Tel 608.249.6622 o Fax 608.249.8532 o www.virchowkrause.com
Virchow, Krause & Company, LLP
Certified Public Accountants & Consultants o An Independent Member of Baker Tilley International

INDEPENDENT AUDITORS’ REPORT

To the Partners
Village Square Limited Partnership
Middleton, Wisconsin

We have audited the accompanying balance sheets of Village Square Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations and partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Square Limited Partnership as of December 31, 2002 and 2001, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 15, 2003, on our consideration of the partnership’s internal control, and reports dated January 15, 2003, on its compliance with specific requirements applicable to the major and nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Virchow, Krause & Company, LLP
Madison, Wisconsin
January 15, 2003

Ten Terrace Court o PO Box 7398 o Madison, WI 53707-7398 o Tel 608.249.6622 o Fax 608.249.8532 o www.virchowkrause.com
Virchow, Krause & Company, LLP
Certified Public Accountants & Consultants o An Independent Member of Baker Tilley International

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

INDEPENDENT AUDITORS’ REPORT

To the Partners
Village Squire Apartments

We have audited the accompanying balance sheet of Village Squire Apartments (a general partnership) as of December 31, 2002, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnerships’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Squire Apartments as of December 31, 2002, and the results of its operations, the changes in partners’ deficit, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included on pages 15 and 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 29, 2003

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

INDEPENDENT AUDITORS’ REPORT

To the Partners
Village Squire Apartments

We have audited the accompanying balance sheet of Village Squire Apartments (a general partnership) as of December 31, 2001, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnerships’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Squire Apartments as of December 31, 2001, and the results of its operations, the changes in partners’ deficit, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included on pages 15 and 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 18, 2002

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

INDEPENDENT AUDITORS’ REPORT

To the Partners
Village Squire Apartments No. 3

We have audited the accompanying balance sheet of Village Squire Apartments No. 3 (a general partnership) as of December 31, 2002, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnerships’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Squire Apartments No. 3 of December 31, 2002, and the results of its operations, the changes in partners’ deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included on pages 14 through 16 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects in relation to the basic financial statements taken as a whole.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 16, 2003

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

INDEPENDENT AUDITORS’ REPORT

To the Partners
Village Squire Apartments No. 3

We have audited the accompanying balance sheet of Village Squire Apartments No. 3 (a general partnership) as of December 31, 2001, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnerships’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Squire Apartments No. 3 of December 31, 2001, and the results of its operations, the changes in partners’ deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included on pages 14 through 17 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects in relation to the basic financial statements taken as a whole.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 18, 2002

Independent Auditors’ Report

To the Partners
Walsh Park Associates
Chicago, Illinois

We have audited the accompanying balance sheets of Walsh Park Associates (a Limited Partnership) (IHDA Development No. ML-176) as of December 31, 2002 and 2001, and the related statements of income, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Walsh Park Associates as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, we have also issued a report dated January 16, 2003 on our consideration of Walsh Park Associates’ internal control and reports dated January 16, 2003 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental material shown on Pages 20 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Walsh Park Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/BDO Seidman, LLP

Certified Public Accountants

Chicago, Illinois
January 16, 2003

Independent Accountant’s Report on Financial Statements

The Partners
Windham Associates
Lafayette, California

We have audited the accompanying balance sheets of the Windham Associates (CHFA Project No. 83-39-N), a California limited partnership, as of December 31, 2002 and 2001 and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Windham Associates’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Windham Associates as of December 31, 2002 and 2001, and the results of its operations and the changes in partner’s capital and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Danville, California
February 12, 2003

REGALIA AND ASSOCIATES. CPA'S. A PROFESSIONAL CORPORATION
 WWW.MRCPA.COM